UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Contango Ore, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 2nd Avenue Suite 401
Fairbanks, Alaska		99701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (907) 888-4273

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, at the annual meeting of stockholders (the “Annual Meeting”) of Contango ORE, Inc. (the “Company”), the Company’s stockholders were asked to consider and vote upon the following proposals:

1.
To elect six persons to serve as directors of the Company until the annual meeting of stockholders in 2026;
2.
To ratify the appointment of Moss Adams LLP, now Baker Tilly US, LLP following the June 3, 2025 closing of their merger with Moss Adams, as the independent auditors of the Company for the fiscal year ending December 31, 2025; and
3.
To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

As of April 11, 2025, the record date for the Annual Meeting, the Company had outstanding 12,539,482 shares of Common Stock.

Summarized below are final results of the matters voted on at the Annual Meeting:

1.
Proposal 1: Each of the director nominees was elected to the Board to serve as a director until the 2026 annual meeting of stockholders of the Company and until his respective successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Brad Juneau	5,663,313	766,953	1,015,199
Clynton Nauman	6,325,524	104,742	1,015,199
Darwin Green	5,390,792	1,039,474	1,015,199
Michael Cinnamond	6,408,393	21,873	1,015,199
Richard A. Shortz	5,310,099	1,120,167	1,015,199
Rick Van Nieuwenhuyse	6,264,317	165,949	1,015,199

Mr. Joe Compofelice and Mr. Curtis Freeman did not stand for re-election at the annual meeting.

2.
Proposal 2: The proposal to ratify the appointment of Moss Adams LLP , now Baker Tilly US, LLP following the June 3, 2025 closing of their merger with Moss Adams, as the independent auditors of the Company for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
7,431,691	3,803	9,971	0

3.
Proposal 3: The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,884,887	348,581	196,798	1,015,199

No other business properly came before the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on June 10, 2025 relating to the results of the Annual Meeting. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated June 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	June 10, 2025	By:	/s/ Mike Clark
Chief Financial Officer and Secretary